UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2015

PROPANC HEALTH GROUP CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-53446	33-0662986
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Level 2, 555 Riversdale Road Camberwell, VIC, 3124 Australia
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 613 9882 0780

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01	Entry into Material Definitive Agreement

Securities Purchase Agreement and Debenture

On October 28, 2015 (the “Closing Date”), Propanc Health Group Corporation, a Delaware corporation (the “Company”), entered into a securities purchase agreement dated as of the Closing Date (the “Purchase Agreement”) with Delafield Investments Limited (the “Purchaser”).  The Purchase Agreement provides that, upon the terms and subject to the conditions set forth therein, the Purchaser will invest $4,000,000 (“Investment Amount”) in exchange for a Convertible Debenture (the “Debenture”) in the principal amount of $4,400,000 (the “Principal Amount”) and warrants to purchase an aggregate of 26,190,476 shares of the Company’s common stock, par value $0.01 per share, for an exercise price of $0.60 per share for a period of four (4) years from the Closing Date (the “Warrants”). Pursuant to the Purchase Agreement, on the Closing Date, the Company issued the Debenture and Warrant to the Purchaser.

Under the terms of the Purchase Agreement, the Purchaser agreed to deliver the promissory note entered into by the Company and Purchaser on September 24, 2015 with a principal amount of $1,200,000 (the “Prior Note”). The parties further agreed that the Prior Note was deemed cancelled upon the delivery by the Purchaser to the Company and the amount of the Prior Note is included in the Investment Amount under the Purchase Agreement.

Under the terms of the Purchase Agreement and Debenture, $2,800,000 of the Investment Amount will deposited into a deposit control account and such amount will remain in the deposit control account pending the achievement of certain milestones by the Company and the satisfaction of certain equity conditions set forth in the Debenture. Additionally, under the Debenture, the Principal Amount will be reduced by $25,000 if the Company files a registration statement with the Securities and Exchange Commission (“SEC”) within 30 days following the Closing Date. The Principal Amount will be reduced by an additional $25,000 if the registration statement is deemed effective within 100 days after the Closing Date.

The Purchase Agreement contains customary representations, warranties and covenants by, among and for the benefit of the parties. The Company also agreed to pay up to $50,000 of reasonable attorneys’ fees and expenses incurred by the Purchaser in connection with the transaction. The Purchase Agreement also provides for indemnification of the Purchaser and its affiliates in the event that the Purchaser incurs losses, liabilities, obligations, claims, contingencies, damages, costs and expenses related to a breach by the Company of any of its representations, warranties or covenants under the Purchase Agreement.

Debenture

The Debenture has a 10% original issue discount and matures on October 28, 2016. The Principal Amount of the Debenture accrues interest at the rate of 5% per annum, payable quarterly in cash (or if certain conditions are met, in stock at the Company’s option) on January 1, April 1, July 1 and October 1. The Debenture is convertible at any time, in whole or in part, at the Purchaser’s option into shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at a conversion price equal to $0.042, which is the volume weighted average price of the Company’s Common Stock five days prior to the execution of the Debenture (subject to adjustment) (the “Conversion Price”). At any time after the effective date of the registration statement, the Purchaser has the opportunity to convert up to an aggregate of $2,090,000 of the Debenture, at one or more conversion dates, into shares of Common Stock at a conversion price equal to the VWAP of the Common Stock over the five (5) trading days prior to such Effective Date. The Purchaser option to convert at such a conversion price expires when the Purchaser converts an aggregate of $2,090,000 of the Debenture using such conversion price. If the volume weighted average price of the Company Common Stock on any trading day is less than the Conversion Price, the Purchaser may convert at a price per share equal to a twenty percent (20%) discount to the average of the two lowest closing prices during the five trading days prior to the date of conversion. At no time will the Purchaser be entitled to convert any portion of the Debenture to the extent that after such conversion, the Purchaser (together with its affiliates) would beneficially own more than 4.99% of the outstanding shares of Common Stock as of such date.

The Debenture includes customary event of default provisions, and provides for a default interest rate of 18%. Upon the occurrence of an event of default, the Purchaser may convert the Debenture into shares of Common Stock at a price per share equal to a thirty percent (30%) discount to the average volume weighted average price of the shares for the three trading days prior to conversion.

Subject to the conditions set forth in the Debenture, the Company has the right at any time to redeem some or all of the total outstanding amount then remaining under the Debenture in cash at a price equal to 125% of the total amount of the Debenture outstanding on the twentieth (20th) trading date following the date the Company delivers notice of such redemption to the Purchaser.

The issuance of the Debenture to the Purchaser under the Purchase Agreement was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated under the Securities Act (“Regulation D”).  The Company made this determination based on the representations of the Purchaser that the Purchaser is an “accredited investor” within the meaning of Rule 501 of Regulation D and has access to information about the Company and its investment.

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Warrant

The Warrants are exercisable in whole or in part, at an initial exercise price per share of $0.60, subject to adjustment. The exercise price and number of shares of the Company’s common stock issuable under the Warrants (the “Warrant Shares”) are subject to adjustments for stock dividends, splits, combinations, subsequent rights offerings and pro rata distributions. Any adjustment to the exercise price shall similarly cause the number of warrant shares to be adjusted so that the total value of the Warrants may increase. In the event that the Warrant Shares are not included in an effective registration statement, the Warrants may be exercised on a cashless basis.

Registration Rights Agreement

In connection with the execution of the Purchase Agreement, on the Closing Date, the Company and the Purchaser also entered into a registration rights agreement dated as of the Closing Date (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company has agreed to file an initial registration statement (“Registration Statement”) with the SEC to register the resale of the Common Stock into which the Debenture may be converted or the Warrant may be exercised, within 30 days following the Closing Date. The Registration Statement must also be declared effective by the 100th calendar day after the Closing Date, subject to a 20-day extension as requested by the Company and consented to by the Purchaser.

If at any time all of the shares of Common Stock underlying the Debenture or the Warrant are not covered by the initial Registration Statement, the Company has agreed to file with the SEC one or more additional Registration Statements so as to cover all of the shares of Common Stock underlying the Debenture or the Warrant not covered by such initial Registration Statement, in each case, as soon as practicable, but in no event later than the applicable filing deadline for such additional Registration Statements as provided in the Registration Rights Agreement.

Security Agreement

In connection with the Purchase Agreement, the Company entered into a Security Agreement dated as of even date therewith with the Purchaser whereby the Company agreed to grant to Purchaser an unconditional and continuing, first priority security interest in all of the assets and property of the Company to secure the prompt payment, performance and discharge in full of all of Company’s obligations under the Debentures, Warrants and the other transaction documents until ten days following the such time as the Registration Statement is declared effective by the SEC and the equity conditions set forth in the Debenture are met.

This Current Report on Form 8-K (this “Report”) is neither an offer to sell nor the solicitation of an offer to buy any securities. The securities have not been registered under the Securities Act and may not be offered or sold in the United States of America absent registration or an exemption from registration under the Securities Act.

The foregoing descriptions of the Purchase Agreement, the Debenture, the Warrant, the Registration Rights Agreement and the Security Agreement are qualified in their entirety by reference to the provisions of the Purchase Agreement, the Debenture, the Warrant, the Registration Rights Agreement and the Security Agreement filed as Exhibits 10.1, 4.1, 4.2, 10.2 and 10.3 to this Report, respectively, which are incorporated herein by reference.

Item 2.03	Creation of Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth under Item 1.01 of this Report is incorporated by reference into this Item.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth under Item 1.01 of this Report is incorporated by reference into this Item.

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description
4.1	Original Issue Discount Senior Convertible Debenture
4.2	Common Stock Purchase Warrant
10.1	Securities Purchase Agreement
10.2	Registration Rights Agreement
10.3	Security Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 3, 2015

PROPANC HEALTH GROUP CORPORATION

By:	/s/ James Nathanielsz
James Nathanielsz
President and Chief Executive Officer

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